Fees Summary	Sep. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,833,500.00
Previously Paid Amount	0.00
Total Fee Amount	1,505.51
Total Offset Amount	0.00
Net Fee	$ 1,505.51